EX-99.770 Transactions effected pursuant to Rule 10f-3

Name of Fund:

Goldman Sachs Balanced Fund

Name of Underwriter From Who Purchased:

HSBC

Name of Underwriting syndicate members:

Citigroup, Goldman Sachs (Asia) L.L.C., HSBC Securities,
Merrill Lynch & Co., Morgan Stanley, JPMorgan,
Deutsche Bank Securities

Name of Issuer:

Hutchinson Whamp Intl Ltd

Title of Security:

HUWHY 7.45  11/33

Date of First Offering:

11/19/03

Dollar Amount Purchased:

$249,435.00

Number of Shares Purchased:

250,000

Price Per Unit:

99.7740

Resolution approved:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



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Name of Fund:

Goldman Sachs Balanced Fund

Name of Underwriter From Who Purchased:

UBSW

Name of Underwriting syndicate members:

JP Morgan Securities, Morgan Stanley, UBS,
ABN Amro, Banc of America Securities LLC,
Blaylock & Partners, Citigroup,
Deutsche Bank Securities, Inc., Goldman Sachs & Co.

Name of Issuer:

TYCO INTL GROUP

Title of Security:

TYC 6 - 11/15/13

Date of First Offering:

11/6/03

Dollar Amount Purchased:

$174,245.75

Number of Shares Purchased:

175,000

Price Per Unit:

99.6100

Resolution approved:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:

Goldman Sachs Small Cap Value Fund

Name of Underwriter From Who Purchased:

Merrill Lynch & Co.

Name of Underwriting syndicate members:

                   Goldman, Sachs & Co., Merrill Lynch & Co.
                      JP Morgan, Bear, Stearns & Co. Inc.
              CIBC World Markets, Sandler O'Neill & Partners, L.P.

Name of Issuer:

National Financial Partners Corp.

Title of Security:

National Financial Partners Corp.

Date of First Offering:

9/17/03

Dollar Amount Purchased:

$928,464.00

Number of Shares Purchased:

40,368

Price Per Unit:

23.00

Resolution approved:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:

Goldman Sachs Emerging Market

Name of Underwriter From Who Purchased:

Citigroup

Name of Underwriting syndicate members:

Citigroup Global Markets, Deutsche Bank Securities Inc.,
JP Morgan Securities, ABN AMRO Rothschild, CSFB LLC,
Goldman, Sachs & Co., ING Financial Markets,
Merrill Lynch, SG Cowen Securities

Name of Issuer:

Cemex

Title of Security:

Cemex SA Sponsored ADR

Date of First Offering:

10/16/03

Dollar Amount Purchased:

$840,345 USD at 23.15 USD each

Number of Shares Purchased:

38,300

Price Per Unit:

23.15 USD

Resolution approved:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:

Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased:

                    Goldman Sachs, Morgan Stanley Co. Inc.,
                  UBS Securities, Inc., Lehman Brothers Inc.,
              Bear Stearns & Co., Inc., Salomon Smith Barney Inc.,
                      CIBC Oppenheimer Corp., Johnson Rice

Name of Underwriting syndicate members:

Goldman Sachs & Co., Morgan Stanley,
Citigroup, Lehman Brothers, UBS Warburg,
Bear, Stearns & Co. Inc., CIBC World Markets

Name of Issuer:

Petco Animal Supplies Inc.

Title of Security:

Petco Animal Supplies Inc.

Date of First Offering:

5/29/03

Dollar Amount Purchased:

$2,008,131.75

Number of Shares Purchased:

102,195

Price Per Unit:

19.65

Resolution approved:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:

Goldman Sachs Mid Cap Value Fund

Name of Underwriter From Who Purchased:

Banc of America Securities LLC

Name of Underwriting syndicate members:

Goldman, Sachs & Co., Banc of America Securities,
Morgan Stanley, Merrill Lynch & Co.,
Morgan Stanley, Deutsche Bank Securities,
Suntrust Robinson Humphrey

Name of Issuer:

Unumprovident Corp.

Title of Security:

Unumprovident Corpl.

Date of First Offering:

5/7/03

Dollar Amount Purchased:

$659,025.00

Number of Shares Purchased:

60,600

Price Per Unit:

10.875

Resolution approved:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.